UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 13, 2017, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on January 27, 2017. Each of the proposals was approved by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of Cooper until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
A. Thomas Bender (Chairman)	43,108,443	569,656	5,235	1,551,899
Colleen E. Jay	43,589,732	88,920	4,685	1,551,896
Michael H. Kalkstein	42,975,227	702,513	5,598	1,551,895
William A. Kozy	43,600,456	78,185	4,694	1,551,898
Jody S. Lindell	43,111,195	567,456	4,685	1,551,897
Gary S. Petersmeyer	43,550,811	127,738	4,786	1,551,898
Allan E. Rubenstein, M.D. (Vice-Chairman and Lead Director)	41,458,321	2,220,587	4,418	1,551,907
Robert S. Weiss	43,377,703	300,519	5,105	1,551,906
Stanley Zinberg, M.D.	43,043,435	634,934	4,959	1,551,905

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2017 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
44,821,621	407,123	6,486	-0-

Proposal 3 – Approval of the 2017 Executive Incentive Plan

The 2017 Executive Incentive Plan was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
43,083,148	584,054	16,124	1,551,907

Proposal 4 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of Cooper’s Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
42,627,355	1,034,345	21,626	1,551,907

Proposal 5 – Advisory Vote on the Frequency With Which Compensation of Named Executive Officers Will be Subject to an Advisory Vote

The stockholders approved, on an advisory basis, the annual presentation of a vote on the compensation of the Company’s Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

Annual	Biennial	Triennial	Abstain	Broker Non-Vote
41,030,429	33,365	2,599,112	20,337	1,551,990

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	s/ Carol R. Kaufman
Carol R. Kaufman
Executive Vice President, Secretary, Chief Administrative Officer & Chief Governance Officer

Dated: March 16, 2017